Exhibit 1.01

 Data I/O Corporation’s Conflict Minerals Report

in Accordance with Rule 13p-1 under the Securities Exchange Act of 1934

This is the Conflict Minerals Report of Data I/O Corporation (“Data I/O,” the “Company,” “we,” “us,” or “our”) and subsidiaries for calendar year 2014 in accordance with Rule 13p-1 (“Rule 13p-1”) under the Securities Exchange Act of 1934 (the “1934 Act”).  Please refer to Rule 13p-1, Form SD and the 1934 Act Release No. 34-67716 for definitions to the terms used in this Report, unless otherwise defined herein.

Company and Manufacturing Overview

Data I/O Corporation and its subsidiaries manufacture or contract to manufacture electronic equipment used primarily in our customer’s production process for semiconductor programming and handling.  We had approximately $22 million in revenue in 2014, with 84 employees at the end of 2014.  Our manufacturing takes place in Redmond, Washington USA; Shanghai, China; and Germany.  Our manufacturing primarily consists of final assembly of purchased parts and subassemblies.  We contract for the manufacture of certain subassemblies, boards and adapters.

Assessment of Products

We assessed our products to determine if they contained necessary conflict minerals.  We determined our software products did not contain conflict minerals.  Our equipment products (PSV7000, PSV5000, PSV3000, PS588, PS388, FLXHD, FLX500, ProLine RoadRunner, RoadRunner3, FlashPAK III, FlashCORE programmers, Sprint programmers, Unifam programmers and related options for media handling, vision, laser marking, and adapters) all include one or more necessary conflict minerals.

Process

We created an internal team sponsored by our Vice President & Chief Financial Officer and driven by our internal supply chain and administrative personnel from each of our USA, China and German offices.

We reviewed our conflict mineral policy and the use of a due diligence framework.  We developed a supplier contact and survey process and reviewed supply chain risk and mitigation.  We developed a documentation management information system and records retention to comply with the conflict mineral reporting requirements. Steps described in more detail below.

Conflict Minerals Policy

Data I/O is committed to working with our global supply chain to achieve greater transparency in our supply chain.  Our goal is to source responsibly to manufacture products that do not contain Conflict Minerals that support armed conflict in any of the Covered Countries.  As a result, we have established a conflict minerals compliance program that is designed to follow the framework established by the OECD in all material respects.  As part of that program, we expect that our suppliers conduct conflict minerals due diligence through their supply chains and report their results to us.

Due Diligence Framework

In conducting our due diligence, we implemented the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD 2011) (“OECD Framework”), an internationally recognized due diligence frame work, including the related supplements on gold, tin, tantalum and tungsten.

As an electronics manufacturer, Data I/O’s due diligence measures were based on the Electronic Industry Citizenship Coalition and Global e-Sustainability (“EICC/GeSI”) initiative with the smelters and refiners of conflict minerals who provide those conflict minerals to our suppliers.  As a company in the semiconductor programming equipment business, Data I/O is several levels removed from the smelter or actual mining of conflict minerals.  DATA I/O does not make purchases of raw ore or unrefined conflict minerals, makes no purchases from smelters or metal traders, and makes no purchases in the Covered Countries.  We depend entirely on our multi-tiered supply chain to provide conflict mineral sourcing information.

Data I/O’s Due Diligence

-

Assessed our products as to whether they contained conflict minerals and if so that the conflict minerals were necessary to the function of the products. All of our equipment products contain one or more necessary conflict minerals.

-

Contacted our suppliers and interviewed them regarding their conflict mineral sourcing as well as discussing their supply-chain for items including conflict minerals. This involved educating them on the SEC reporting requirements and our due diligence expectations.

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Reasonable country of origin inquiry and due diligence by conducting a supply-chain survey with direct suppliers of materials potentially containing conflict minerals using the EICC/GeSI Conflict Minerals Reporting Template to identify the smelters and refiners.

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Comparing the smelters and refiners identified in the supply-chain survey against the list of smelter facilities which have been identified as “conflict free” by programs such as the EICC/GeSI Conflict Free Smelter (CFS) program for tantalum, tin, tungsten and gold.

Data I/O does not have a direct relationship with 3TG smelters and refiners, nor do we perform direct audits of these entities that provide our supply chain the 3TG. We rely upon the industry (for example, EICC and CFSI) and larger entities’ efforts to influence smelters and refineries to get audited and certified through CFSI’s CFS program.

Certain suppliers were able to identify specifically the smelters or refiners of Conflict Minerals that went into parts supplied to us.  These responses included the names of smelters or refiners listed in the table below.  We compared these facilities to the CFSI list of smelters and refiners.   We were not able to verify that all of the smelters or refiners named were certified Conflict-Free by CSFI, sometimes due to differences in names used by smelters or refiners.

With the exception of the responding suppliers described above, we are therefore unable to identify any of the other smelters or refiners actually in our supply chain.

Our identified smelter, facility country and metal table is provided at the bottom of this report.

Conflict Mineral Reporting Conclusion

After exercising the due diligence described above, the Company was unable to determine whether or not its products contain conflict minerals: (1) from recycled or scrap sources as defined in the Conflict Minerals Rule, (2) that did not originate in the Covered Countries, or (3) that did not directly or indirectly finance or benefit armed groups, as defined in the Conflict Minerals Rule, in the Covered Countries.

Our conclusion was due to a lack of information from our suppliers, regarding sourcing of parts and metals with conflict mineral content, required to conclude whether the necessary conflict minerals originated in the Covered Countries and, if so, whether the necessary conflict minerals were from recycle or scrap sources, were DRC conflict free or have not been found to be DRC conflict free.

Independent Audit

Pursuant to SEC guidance, this Conflict Mineral Report is not audited as none of the Company’s products have been found to be “DRC conflict free”.

Current and Future Steps

We continue to follow up with suppliers on completing and expanding surveys and working with their supply chains to identify the sourcing of conflict minerals.  For the purpose of the required Reasonable Country of Origin Inquiry (RCOI) and additional due diligence, we continued to receive supply chain responses through May 26, 2015.  In future compliance periods, we intend to take additional steps to further improve the information gathered in our due diligence in order to further determine sourcing, and mitigate the risk that the necessary conflict minerals benefit armed groups in the covered countries.  The future steps include:

-	Increase the response rate and completeness of suppliers’ smelters surveys, especially with the supply-chain of suppliers to our suppliers.
-	Plan making the Conflict Minerals supplier survey part of initial qualification of new vendors.
-	Encourage and negotiate with suppliers to responsibly source items containing conflict minerals and provide transparency with their supply-chain as to conflict mineral sourcing.
-	Contacting smelters identified as a result of the supply-chain survey and requesting their participation in a program such as the CFS program to obtain a “conflict free” designation.

We expect the Company and our suppliers whose products contain conflict minerals to responsibly source and provide information as to the source of conflict minerals, as well as expecting their sub tier suppliers to do the same.  We expect that conflict mineral RCOI processes and systems are designed consistent with the Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict- Affected and High Risk-Areas.  If we determine that any supplier is sourcing DRC conflict minerals that benefit armed groups, then we expect the supplier to commit to plan and take corrective action to move to a conflict free source.  If suitable action is not taken, we expect to look to alternative sources for the product.  Our goal is not to ban procurement of minerals from the DRC and adjoining countries, but to assure procurement from responsible sources in the region.  If we determine that any of the components of our products contain minerals from a mine, smelter or facility that is “non-conflict free”, we expect to work towards transitioning to products that are “conflict free”.  Our ability to do so is dependent on the criticality of the specific part and the availability of alternative suppliers.

Identified Smelter, Facility Country and Metal Table

Smelter Name	Smelter Country	Metal
5N PLUS	GERMANY	Tin
A&M Minerals Limited	UNITED KINGDOM	Tantalum
A.L.M.T. Corp.	JAPAN	Tungsten
A.L.M.T. Corp.	UNITED STATES	Tungsten
Acade Metals Co.,LTD	CHINA	Gold
Acade Noble Metal (Zhao Yuan) Corporation	CHINA	Gold
AcademyPreciousMetals(China)Co.,Ltd	CHINA	Gold
AcademyPreciousMetals(China)Co.,Ltd	CHINA	Tin
Advanced Chemical Company	UNITED STATES	Gold
Aida Chemical Industries Co. Ltd.	JAPAN	Gold
Aida Chemical Industries Co.,Ltd.	JAPAN	Tungsten
AIM Group	CANADA	Tin
Aleris	UNITED STATES	Tin
Alldyne Powder Technologies (ATI Firth Sterling)	UNITED STATES	Tungsten
Allgemeine Gold- und Silberscheideanstalt	GERMANY	Tin
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Gold
Allied material Corp	TAIWAN	Tungsten
Allied Material Corporation (A.L.M.T)	Japan	Tungsten
Allied Metal Co.	UNITED STATES	Tin
Alluter Technology (Shenzhen) Co., Ltd	CHINA	Tungsten
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Gold
ALMT	CHINA	Tungsten
Alpha	UNITED STATES	Tin
Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF	Tin
Alrec	UNITED STATES	Tin
Alta Group	UNITED STATES	Tungsten
Altlantic Metals	UNITED STATES	Tungsten
Aluminum Alloys Inc.	UNITED STATES	Tin
Aluminum Resourced	UNITED STATES	Tin
Amalgamated Metals Corporation, Ketabang	UNITED KINGDOM	Tin
Amalgament	PERU	Tin
Amalgamet	UNITED STATES	Tin
American Iron and Metal	CANADA	Tin
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA	Tin
AngloGold Ashanti Corrego do Sitio Minercao	BRAZIL	Gold
AngloGold Ashanti Mineração Ltda	BRAZIL	Gold
Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA	Gold
Anhui Yingliu Group Inc.	CHINA	Tungsten
ANZ Banking	AUSTRALIA	Gold
Aoki Loboratories Ltd	CHINA	Tin
Arco Alloys	UNITED STATES	Tin
Argor-Heraeus SA	SWITZERLAND	Gold
Argor-Heraeus SA	SWITZERLAND	Gold
Asahi Pretec (Techno Center)	JAPAN	Gold
Asahi Pretec Corporation	JAPAN	Gold
Asahi Solder Technology (Wuxi) Co., Ltd.	CHINA	Tin
Asaka Riken Co Ltd	JAPAN	Gold
Asarco	UNITED STATES	Gold
Assaf Conductors Ltd.	UNITED STATES	Tin
ATAkulche	Turkey	Gold
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Gold
ATI Metalworking Products	UNITED STATES	Tin
ATI Tungsten Materials	UNITED STATES	Tungsten
Atlantic Metals	UNITED STATES	Tin
Atlantic Metals	UNITED STATES	Tungsten
Atotech	GERMANY	Tin
Aurubis	GERMANY	Tin
Aurubis	UNITED STATES	Tin
Aurubis AG	GERMANY	Gold
Ausmelt Limited	AUSTRALIA	Tin
Axis Material Limited	JAPAN	Tungsten
Baiyin Nonferrous Group Co.,Ltd	CHINA	Gold
Balver Zinn	GERMANY	Tin
Bangka	INDONESIA	Tin
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Gold
BANGKOK ASSAY	THAILAND	Gold
Banka	INDONESIA	Tin
Bauer Walser AG	GERMANY	Gold
Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA	Tin
Beijing Zenith Materials	CHINA	Tungsten
Bejing Tian-long	CHINA	Tungsten
Benefits Chlorine resistant material (SU) co. , ltd.	CHINA	Tin
Best Metals	BRAZIL	Tin
Boliden AB	SWEDEN	Gold
Bonoka.Beliting INDONESIA	INDONESIA	Tin
Britannia Refined Metals Ltd.	UNITED KINGDOM	Tin
Bruweiler Precise Sales Co.	UNITED STATES	Tungsten
Buffalo Tungsten	CHINA	Tungsten
Butterworth Smelter	MALAYSIA	Tin
C. Hafner GmbH + Co. KG	GERMANY	Gold
Cabot (Global Advanced Metals)	UNITED STATES	Tantalum
Canfield	UNITED STATES	Tin
Caridad	MEXICO	Gold
CCR Refinery – Glencore Canada Corporation	CANADA	Gold
Cendres + Métaux SA	SWITZERLAND	Gold
Central Bank of the DPR of Korea	KOREA, REPUBLIC OF	Gold
Central Glass / Japan	JAPAN	Tungsten
Ceratizit Deutschland GmbH	GERMANY	Tungsten
CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL	Tin
CHALCO Yunnan Copper Co. Ltd.	CHINA	Gold
ChangChun up-optech	CHINA	Tungsten
Changsanjiao Elc.	CHINA	Gold
Changsha South Tantalum Niobium Co., Ltd.	CHINA	Tantalum
Changsha Southern	CHINA	Tantalum
Changzhou Chemical Research Institute Co. Ltd.	CHINA	Gold
Chengtong Electrical Appliance Factory	CHINA	Tungsten
Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Tungsten
Chenzhou,Chenzhou Mining Group	CHINA	Tungsten
Cheong Hing	HONG KONG	Gold
Chernan Technology	TAIWAN	Tin
Chimet S.p.A.	ITALY	Gold
China Alluter Technology (Shenzhen) Co.,Ltd.	Shenzhen China	Tungsten
China Sino-Platinum Metals Co.,Ltd	CHINA	Gold
China Gold International Resources Corp. Ltd	CHINA	Gold
China Golddeal Investment Co. Ltd	CHINA	Gold
China Hongqiao	CHINA	Tin
China Minmetals Corp,Bei Tungsten Industry Co. Ltd.	CHINA	Tungsten
China National Gold Group Corporation	CHINA	Gold
China National Non-ferrous	CHINA	Tungsten
China Rare Metal Materials Company	CHINA	Tin
China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA	Tantalum
China Sino-Platinum Metals Co.,Ltd	CHINA	Gold
China Tin Group Co., Ltd.	CHINA	Tin
China Tin Lai Ben Smelter Co., Ltd.	CHINA	Tin
China Tin Smelter Co. Ltd.	CHINA	Tin
China's Guangxi Nandan, Tin group	CHINA	Tin
China's nonferrous mining group co., LTD	CHINA	Gold
Chinese Government	CHINA	Gold
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Tungsten
Chugai Mining	JAPAN	Gold
Chung Yeung industrial co. , ltd.	TAIWAN	Tin
CIF	BRAZIL	Tantalum
CNMC (Guangxi) PGMA Co. Ltd.	CHINA	Tin
Codelco	CHILE	Gold
Colt Refining	UNITED STATES	Gold
Companhia Industrial Fluminense	BRAZIL	Tantalum
Complejo Metalurgico Vinto S.A.	Bolivia	Tin
Conghua Tantalum and Niobium Smeltry	CHINA	Tantalum
Cookson	UNITED STATES	Tin
Cookson Alpha Metals(Shenzhen)Co.Ltd	China	Tin
Cookson Group	SPAIN	Gold
COOKSON SEMPSA	SPAIN	Tungsten
Cooper Santa	BRAZIL	Tin
Cooper Santa	INDONESIA	Tin
COOPERMETAL - Cooperative Metalurgica de Rondonia Ltda.	BRAZIL	Tin
Cooson Sempsa	SPAIN	Gold
Corporation Berhad (MSC)	MALAYSIA	Tin
CSC Pure Technologies	RUSSIAN FEDERATION	Tin
CV DS Jaya Abadi	INDONESIA	Tin
CV Duta Putra Bangka	INDONESIA	Tin
CV Gita Pesona	INDONESIA	Tin
CV JusTindo	INDONESIA	Tin
CV Makmur Jaya	INDONESIA	Tin
CV Nurjanah	INDONESIA	Gold
CV Nurjanah	INDONESIA	Tin
CV Serumpun Sebalai	INDONESIA	Tin
CV United Smelting	INDONESIA	Gold
CV United Smelting	INDONESIA	Tin
CWB Materials	UNITED STATES	Tungsten
Dae Kil	KOREA, REPUBLIC OF	Tin
DAECHANG Co. LTD	KOREA, REPUBLIC OF	Tin
Daejin Indus Co. Ltd	KOREA, REPUBLIC OF	Gold
DaeryongENC	KOREA, REPUBLIC OF	Gold
Daewoo International	KOREA, REPUBLIC OF	Tin
Daye Non-Ferrous Metals Mining Ltd.	CHINA	Gold
Dayu Weiliang Tungsten Co., Ltd.	CHINA	Tungsten
Dayu Weiliang Tungsten Co., Ltd.	CHINA	Tungsten
Degutea	KOREA, REPUBLIC OF	Tungsten
Do Sung Corporation	KOREA, REPUBLIC OF	Gold
Doduco	GERMANY	Gold
Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHILE	Gold
Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA	Gold
Dongguan Standard Electronic Material.Co.,Ltd	CHINA	Gold
Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA	Gold
Dosung metal	KOREA, REPUBLIC OF	Gold
Dowa	JAPAN	Gold
Dowa	JAPAN	Tin
Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY	Tin
Dr.-Ing. Max Schlötter GmbH & Co. KG	Peru	Tin
DUKSAN HI-METAL	KOREA, REPUBLIC OF	Tin
Duoluoshan	CHINA	Tantalum
Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA	Tantalum
DUOXIN	CHINA	Gold
ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA	Gold
Eco-System Recycling Co., Ltd.	JAPAN	Gold
Electroloy Coroperation Sdn Bhd	MALAYSIA	Tin
Electroloy Metal Pte	SINGAPORE	Tin
Electroloy Metal PTE LTD	CHINA	Tin
EM Vinto	BOLIVIA	Gold
EM Vinto	BOLIVIA	Tin
Enthone France	FRANCE	Gold
ESG Edelmetallservice GmbH & Co. KG	GERMANY	Gold
Estanho de Rondônia S.A.	BRAZIL	Tin
Ethiopian Minerals Development Share Company	ETHIOPIA	Tantalum
Eximetal S.A.	ARGENTINA	Tin
Exotech Inc.	UNITED STATES	Tantalum
F&X Electro-Materials Ltd.	CHINA	Tantalum
FAGGI ENRICO SPA	ITALY	Gold
Feinhütte Halsbrücke GmbH	GERMANY	Tin
Fenix Metals	POLAND	Tin
Ferro Corporation	UNITED STATES	Gold
Fombell,	USA	Tantalum
Forest silver	JAPAN	Gold
FSE Novosibirsk Refinery	RUSSIAN FEDERATION	Gold
Fuji Metal Mining	THAILAND	Tin
Fujian Jinxin Tungsten Co., Ltd.	CHINA	Tungsten
Fujian Nanping	CHINA	Tantalum
Full-clad Industrial (unit) Co. , Ltd.	TAIWAN	Tin
Funsur	BRAZIL	Tin
Furukawa Electric	JAPAN	Tin
Galva Metal	UNITED STATES	Tin
Gannon & Scott	UNITED STATES	Tantalum
Gansu Seemine Material Hi-Tech Co Ltd	CHINA	Gold
Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA	Gold
Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA	Tungsten
Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd	CHINA	Tungsten
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Tantalum
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Tungsten
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Tungsten
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Tantalum
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Tungsten
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Tantalum
Gebrueder	GERMANY	Tin
Geib Refining Corp.	UNITED STATES	Gold
Gejiu Jin Ye Mineral Co., Ltd.	CHINA	Tin
Gejiu Kai Meng Industry and Trade LLC	CHINA	Tin
Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA	Tin
Gejiu Yunxi Group Corp.	CHINA	Tin
Gejiu YunXin Colored Electrolysis Ltd	CHINA	Tin
Gejiu Zili Metallurgy Co., Ltd.	CHINA	Tin
Gejiu Zili Mining and Smelting co LTD	CHINA	Tin
Gejiu zili mining&smelting co.,ltd	CHINA	Gold
Gibbs Wire & Steel Co	UNITED STATES	Tin
Global Advanced Metals	JAPAN	Tantalum
Global Advanced Metals	UNITED STATES	Tantalum
Global Advanced Metals Aizu	JAPAN	Tantalum
Global Advanced Metals Boyertown	UNITED STATES	Tantalum
Global Tungsten & Powders Corp	CZECH REPUBLIC	Tungsten
Global Tungsten & Powders Corp.	UNITED STATES	Tungsten
Gold Mining in Shandong (Laizhou) Limited Company	CHINA	Gold
Gold trading room	JAPAN	Gold
Golden Egret	CHINA	Tungsten
Government (Police Dept.)	CHINA	Gold
Grant Manufacturing and Alloying	UNITED STATES	Tin
Guangdong grace billion Kate Fine Chemical Co., Ltd.	CHINA	Gold
Guangdong Jinding Gold Limited	CHINA	Gold
Guangdong Jinding Material co., Ltd.	CHINA	Gold
Guangdong MingFa Precious Metal Co.,Ltd	CHINA	Gold
Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Tungsten
Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Tantalum
Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	CHINA	Tin
GuangZHou Jin Ding	CHINA	Gold
Guangzhou King's high-tech materials	CHINA	Gold
Guangzhou Special Copper & Electronics material Co.,LTD	CHINA	Tin
GuanXi China Tin Group Co.,LTD	CHINA	Tin
Guest Wah tin smelleder co. , ltd.	CHINA	Tin
Gwo Chern industrial Co., Ltd.	TAIWAN	Gold
H. C. Stark	THAILAND	Tantalum
H.C. Starck GmbH	GERMANY	Tungsten
H.C. Starck GmbH Goslar	GERMANY	Tantalum
H.C. Starck Group	GERMANY	Tantalum
H.C. Starck Inc.	UNITED STATES	Tantalum
H.C. Starck Ltd.	JAPAN	Tantalum
H.C. Starck Smelting GmbH & Co.KG	GERMANY	Tantalum
H.C. Starck Smelting GmbH & Co.KG	GERMANY	Tungsten
H.J.Enthoven & Sons	UNITED KINGDOM	Tin
Hana-High Metal	MALAYSIA	Tin
Hanbaek nonferrous metals	KOREA, REPUBLIC OF	Tin
Handok	KOREA, REPUBLIC OF	Gold
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Gold
Harima Smelter	JAPAN	Gold
Harmony Gold Refinery	SOUTH AFRICA	Gold
HC Starck	RUSSIAN FEDERATION	Tungsten
HC Starck GmbH	GERMANY	Tungsten
Heareus	HONG KONG	Gold
Heesung Catalysts Corp.	KOREA, REPUBLIC OF	Gold
HEESUNG MATERIAL LTD	KOREA, REPUBLIC OF	Tin
Heesung Metal Ltd	AUSTRALIA	Gold
Heimerle + Meule GmbH	GERMANY	Gold
Henan Zhongyuan Refinery & Henan San Men Xia	CHINA	Gold
Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA	Gold
henan zhongyuan gold refinery co.	CHINA	Gold
Henan zhongyuan huangjin yelian chang youxian zeren gongsi	CHINA	Gold
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Tantalum
Heraeus	HONG KONG	Gold
Heraeus Germany	GERMANY	Gold
Heraeus Group	UNITED STATES	Gold
Heraeus limited	CHINA	Gold
Heraeus Ltd Hong Kong	CHINA	Tin
Heraeus Ltd Hong Kong	HONG KONG	Gold
Heraeus Materials Singapore Pte, Ltd.	SINGAPORE	Tin
Heraeus Materials Technology GmbH & Co. KG	GERMANY	Tin
Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF	Tin
Heraeus Precious Metals	CHINA	Gold
Heraeus Precious Metals	UNITED STATES	Gold
Heraeus Precious Metals GmbH & Co. KG	GERMANY	Gold
Heraeus Precious Metals North America	UNITED STATES	Gold
Heraeus Technology Center	CHINA	Tin
Heraeus Technology Center	HONG KONG	Tin
Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	CHINA	Gold
Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA	Tin
High Quality Technology Co., Ltd	CHINA	Tin
High-Power Surface Technology	CHINA	Tin
Hisikari Mine	JAPAN	Gold
Hitachi Cable	JAPAN	Tin
Hitachi Ltd	JAPAN	Tungsten
Hi-Temp	UNITED STATES	Tantalum
HL Thorne	UNITED KINGDOM	Tin
Hon Hai	TAIWAN	Gold
Hon Shen Co. Ltd	TAIWAN	Gold
Honeywell Electronic Materials	UNITED STATES	Tin
HonHai Precision Co., Ltd.	TAIWAN	Gold
Honorable Hardware Craft Product Limited Company	CHINA	Gold
HUA ENG WIRE&CABLE CO.,LTD	TAIWAN	Tin
Huaxi Guangxi Group	CHINA	Tin
Huichang Jinshunda Tin Co. Ltd	CHINA	Tin
Huichang Shun Tin Kam Industries, Ltd.	CHINA	Tin
Hunan Chenzhou Mining Group Co	CHINA	Tantalum
Hunan Chenzhou Mining Group Co., Ltd.	CHINA	Gold
Hunan Chenzhou Mining Group Co., Ltd.	CHINA	Tungsten
Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA	Tungsten
Huntington Alloys Corp	UNITED STATES	Tantalum
Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF	Gold
Hyundai-Steel	KOREA, REPUBLIC OF	Tin
IBF IND Brasileira de Ferroligas Ltda	BRAZIL	Tin
IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL	Tin
ICBC	CHINA	Gold
IES Technical Sales	UNITED STATES	Tungsten
IMLI	INDONESIA	Tin
Imperial Zinc	UNITED STATES	Tin
In a high-tech co. , ltd.	TAIWAN	Tin
Increasingly and Chemical (Suzhou) Co., Ltd.	CHINA	Tin
Increasingly and Chemical (Suzhou) Co., Ltd.	CHINA	Tin
Indonesia(Bangka)	INDONESIA	Tin
Indonesian State Tin Corp	INDONESIA	Tin
Indonesian state tin corporation	INDONESIA	Tin
Indonesian Tin Ingot	INDONESIA	Tin
In-house		Tantalum
Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	Gold
Integrated Circuit	Korea	Tungsten
International Wire Group, Inc	UNITED STATES	Tin
IPS	FRANCE	Tin
Ishifuku Metal Industry Co., Ltd.	JAPAN	Gold
ISHIKAWA METAL CO.,LTD.	JAPAN	Tin
ISLAND GOLD REFINERY	CHINA	Gold
Istanbul Gold Refinery	TURKEY	Gold
Izawa Metal Co., Ltd	JAPAN	Tungsten
Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN	Tantalum
Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN	Tungsten
Japan Mint	JAPAN	Gold
Japan New Metals Co Ltd	JAPAN	Tantalum
Japan New Metals Co Ltd	JAPAN	Tungsten
Japan Pure Chemical	JAPAN	Gold
JAU JANQ ENTERPRISE CO., LTD.	TAIWAN	Tin
Jean Goldschmidt International	BELGIUM	Tin
Jhonson Mattehey	UNITED STATES	Gold
Jia Lung Corp	TAIWAN	Gold
Jiangxi Copper Company Limited	CHINA	Gold
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Tungsten
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Tungsten
Jiangxi Nanshan	CHINA	Tin
Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA	Tungsten
Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA	Tungsten
Jiangxi Rare Earth Metals Tungsten Group Corp.	CHINA	Tantalum
Jiangxi Richsea New Materials Co., Ltd.	CHINA	Tungsten
Jiangxi Tonggu Metallurgical & Chemical Co., Ltd.	CHINA	Tungsten
Jiangxi Tungsten Industry Group Co Ltd	CHINA	Tungsten
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Tungsten
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Tungsten
Jiangxi Yichun	CHINA	Tantalum
JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA	Tin
Jie sheng	CHINA	Gold
Jin Dong Heng	CHINA	Gold
Jin Jinyin refining company limited	CHINA	Gold
Jin Tian	CHINA	Tin
Jin Zhou	CHINA	Tin
JinBao Electronic Co.,Ltd.	CHINA	Gold
Jinfeng Gold Mine Smelter	CHINA	Gold
JingDong Chemical Material	CHINA	Tin
Jinlong Copper Co., Ltd.	CHINA	Gold
JiuJiang JinXin Nonferrous Metals Co. Ltd.	CHINA	Tantalum
Jiujiang Tanbre Co., Ltd.	CHINA	Tantalum
JNM,Mitsubishi Materials Corporation,Mitsubishi	JAPAN	Tungsten
Johnson Matthey HongKong Ltd.	CHINA	Gold
Johnson Matthey Inc	UNITED STATES	Gold
Johnson Matthey Limited	CANADA	Gold
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Gold
JSC Uralelectromed	RUSSIAN FEDERATION	Gold
JU TAI INDUSTRIAL CO.,LTD.	CHINA	Tin
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Gold
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Tantalum
Kai Union Industry and Trade Co., Ltd.	CHINA	Tin
Kalas Wire	UNITED STATES	Tin
Kanfort Industrial (Yantai) Co. Ltd.	CHINA	Gold
Kanto Denka Kogyo Co., Ltd.	JAPAN	Tungsten
Kazzinc Ltd	KAZAKHSTAN	Gold
Kee Shing	HONG KONG	Gold
KEMET Blue Metals	MEXICO	Tantalum
Kemet Blue Powder	UNITED STATES	Tantalum
KEMET Blue Powder	UNITED STATES	Tantalum
Kennametal Fallon	UNITED STATES	Tungsten
Kennametal Huntsville	UNITED STATES	Tungsten
Kennecott Utah Copper LLC	UNITED STATES	Gold
Ketabang	CHINA	Tin
Ketabang	UNITED KINGDOM	Tin
Ketabang	INDONESIA	Tin
Kewei Tin Co.,ltd	CHINA	Tin
Kihong T&G	INDONESIA	Tin
King-Tan Tantalum Industry Ltd	CHINA	Tantalum
KOBA	INDONESIA	Tin
Kojima Chemicals Co. Ltd	JAPAN	Gold
KOKI COMPANY LIMITED	JAPAN	Tin
Korea Metal Co. Ltd	KOREA, REPUBLIC OF	Gold
KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC	Tin
Kundur Smelter	INDONESIA	Tin
Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA	Gold
Kupol	RUSSIAN FEDERATION	Tin
KYOCERA	JAPAN	Gold
KYOCERA	JAPAN	Tungsten
KYORITSU GOKIN CO., LTD.	JAPAN	Tungsten
Kyrgyzaltyn JSC	KYRGYZSTAN	Gold
L' azurde Company For Jewelry	SAUDI ARABIA	Gold
La Caridad	MEXICO	Gold
Lai'bin China Tin Smelting Ltd.	CHINA	Tin
Laibin Huaxi Smelter	CHINA	Tin
LBMA	JAPAN	Gold
Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA	Tin
LG-Nikko	KOREA, REPUBLIC OF	Gold
LIFU PRECIOUS METALS COMPANY LIMITED	CHINA	Gold
Lingao Gold	CHINA	Gold
Lingbao Gold Company Limited	CHINA	Gold
Lingbao Jinyuan tonghu	CHINA	Tin
Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA	Gold
LingbaoJinyuan tonghui	CHINA	Gold
Linwu Xianggui Smelter Co	CHINA	Tin
LINXENS	FRANCE	Gold
LITTELFUSE	UNITED STATES	Gold
Liuzhou China Tin	CHINA	Tin
LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM	Gold
LSM Brasil S.A.	BRAZIL	Tantalum
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Gold
Luoyang Kewei Molybdenum & Tungsten Co. LTD	CHINA	Tantalum
Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA	Gold
LUPON ENTERPRISE CO., LTD	TAIWAN	Tin
M Hashida enterprises co. , ltd.	TAIWAN	Tin
Magnu's Minerais Metais e Ligas LTDA	BRAZIL	Tin
Malaysia Aluminium & Alloy Sdn.Bhd	MALAYSIA	Tin
Malaysia Electronics Materials Sdn Bhd	MALAYSIA	Gold
Malaysia Smelting Corporation (MSC)	MALAYSIA	Gold
Malaysia Smelting Corporation (MSC)	MALAYSIA	Tin
Malipo Haiyu Tungsten Co., Ltd.	CHINA	Tungsten
Materion	UNITED STATES	Gold
Materion	UNITED STATES	Tantalum
Matheson Special Gas Production Co. Ltd of Korea- MGPK	KOREA, REPUBLIC OF	Tungsten
Matsuda Sangyo Co. Ltd	JAPAN	Gold
Matsuo Electric	JAPAN	Tantalum
Matsuo solder Co., Ltd.	JAPAN	Tin
Matsushima metal Co., Ltd.	JAPAN	Tin
MCP Heck	GERMANY	Tin
MCP Metal Specialist Inc.	UNITED KINGDOM	Tin
MCP Metal Specialist Inc.	UNITED STATES	Tin
MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM	Tin
Melt Metais e Ligas S/A	BRAZIL	Tin
Meng neng	CHINA	Tin
Mentok Smelter	INDONESIA	Tin
Metal Do	JAPAN	Tantalum
Metal do	JAPAN	Tungsten
METALLIC MATERIALS BRANCHL OF GUANGXI CHINA TIN GROUP CO.,LTD	CHINA	Tin
Metallic Resources Inc	UNITED STATES	Gold
Metallic Resources Inc	UNITED STATES	Tin
Metallo Chimique	BELGIUM	Gold
Metallo Chimique	BELGIUM	Tin
Metallo-Chimique	BELGIUM	Tantalum
Metallo-Chimique	BELGIUM	Tungsten
Metallurgical Products India (Pvt.) Ltd.	INDIA	Tantalum
Metalor Germany	GERMANY	Gold
Metalor Technologies (Hong Kong) Ltd	HONG KONG	Gold
Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE	Gold
Metalor Technologies (Suzhou) Ltd.	CHINA	Gold
Metalor Technologies (Sweden) AB	SWEDEN	Gold
Metalor Technologies Japan	JAPAN	Gold
Metalor Technologies SA	SWITZERLAND	Gold
Metalor Technologies Singapore Pte.Ltd	SINGAPORE	Gold
Metalor USA Refining Corporation	UNITED STATES	Gold
Metalor USA Refining Corporation	UNITED STATES	Gold
Meterion Advanced Materials Thin Film Products	UNITED STATES	Tungsten
Met-Mex Peñoles, S.A.	MEXICO	Gold
Micro 100	UNITED STATES	Tungsten
Midwest Tungsten Wire Co.	UNITED STATES	Tungsten
Millard Wire	UNITED STATES	Tin
Mineracao Taboca S.A.	BRAZIL	Gold
Mineração Taboca S.A.	BRAZIL	Tantalum
Mineração Taboca S.A.	BRAZIL	Tin
Ming Li Jia smelt Metal Factory	CHINA	Tin
Minmetals Ganzhou Tin Co. Ltd.	CHINA	Tin
Minmetals Ganzhou Tin Co. Ltd.	CHINA	Tungsten
Minsur	PERU	Gold
Minsur	PERU	Tin
Minsur S.A. Tin Metal (&Mineração Taboca S.A.)	UNITED STATES	Tin
Mistubishi Materials Corporation	JAPAN	Gold
Mitsubishi Electric Metecs Co Ltd	JAPAN	Tin
Mitsubishi Material	CHINA	Tin
Mitsubishi Materials	JAPAN	Tungsten
Mitsubishi Materials Corporation	JAPAN	Tantalum
Mitsubishi Materials Corporation	JAPAN	Tin
Mitsubishi Materials Corporation	JAPAN	Tin
Mitsui	HONG KONG	Gold
Mitsui & Co Precious Metals Inc	JAPAN	Gold
Mitsui & Co. Precious Metals Inc. Hong Kong Branch	China	Gold
Mitsui Mining & Smelting	JAPAN	Tantalum
Mitsui Mining & Smelting Co., Ltd	JAPAN	Tungsten
Mitsui Mining and Smelting Co., Ltd.	JAPAN	Gold
Mitui kinzoku Co Ltd takehara seirenjyo	JAPAN	Gold
MK electron	KOREA, REPUBLIC OF	Gold
Molycorp Silmet A.S.	ESTONIA	Tantalum
Morigin Company	JAPAN	Gold
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Gold
MSC	MALAYSIA	Tin
MSC	INDONESIA	Tungsten
Multiple Xin precision metal electroplating factory	CHINA	Tin
N.E.Chemcat Corporation	JAPAN	Gold
NA	UNITED STATES	Tungsten
Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	Gold
Nancang Metal Material Co.,Ltd	CHINA	Tin
Nanchang Cemented Carbide Limited Liability Company	CHINA	Tantalum
Nanchang Cemented Carbide Limited Liability Company	CHINA	Tungsten
Nanchang Cemeted Carbide Limited Liability Company	CHINA	Gold
NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	CHINA	Gold
Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	Tin
Nantong Tongjie Electrical Co., Ltd	CHINA	Tantalum
Nathan Trotter & Co	UNITED STATES	Tin
Nathan Trotter & Co INC.	PERU	Tin
Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Gold
NEC Tokin Electronics(Thailand)Co.,Ltd.	THAILAND	Tantalum
Newton, MA	UNITED STATES	Tantalum
NGHE TIN NON-FERROUS METAL	VIET NAM	Tin
Nihon Genma MFG Co., Ltd.	THAILAND	Tin
Nihon Kagaku Sangyo Co., Ltd	JAPAN	Tin
Nihon Material Co. LTD	JAPAN	Gold
NIHON SUPERIOR CO.,LTD	JAPAN	Tin
Niihama Nickel Refinery	JAPAN	Gold
Ningbo Jintian copper (Group ) Company Limited	CHINA	Tin
NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA	Tungsten
NingHua XingLuoKeng TungSten Mining CO.,LTD	CHINA	Tantalum
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Tantalum
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Tungsten
Nippon Filler Metals Ltd	JAPAN	Tin
Nippon Micrometal Cop	JAPAN	Tungsten
Nippon Mining & Metals Co.,Ltd.	JAPAN	Tantalum
Nippon Mining & Mtetals	JAPAN	Gold
NIPPON TUNGSTEN CO., LTD.	JAPAN	Tungsten
North American Tungsten	CANADA	Tungsten
North American Tungsten Corporation Ltd.	CANADA	Tungsten
Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION	Tin
NTET, Thailand	THAILAND	Tantalum
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Tin
O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Tin
OGM	SINGAPORE	Gold
Ohio Precious Metals LLC.	UNITED STATES	Gold
Ohura Precious Metal Industry Co., Ltd	JAPAN	Gold
OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	Gold
OJSC Kolyma Refinery	RUSSIAN FEDERATION	Gold
OMG	UNITED STATES	Tin
OMSA	BOLIVIA	Tin
Oxbow Metales Mèxico S. de R.L de C.V	BOLIVIA	Tin
P. Wu xiang gui mining & smelleding Co. , Ltd.	CHINA	Tin
PAMP SA	SWITZERLAND	Gold
Pan Pacific Copper Co Ltd.	JAPAN	Gold
Penglai Penggang Gold Industry Co Ltd	CHINA	Gold
Perth Mint	AUSTRALIA	Gold
PGMA	CHINA	Tin
PL Timah Tbk	INDONESIA	Tin
Plansee	AUSTRIA	Tungsten
Plansee Group,Plansee Holding AG	AUSTRIA	Tantalum
Plansee SE Liezen	AUSTRIA	Tantalum
Poongsan	KOREA, REPUBLIC OF	Tin
POONGSAN CORPORATION	KOREA, REPUBLIC OF	Tin
Posco	KOREA, REPUBLIC OF	Tin
Praxair	UNITED STATES	Tungsten
PRECIOUS METAL SALES CORP.	UNITED STATES	Gold
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Gold
PT Alam Lestari Kencana	INDONESIA	Tin
PT Aneka Tambang (Persero) Tbk	INDONESIA	Gold
PT Artha Cipta Langgeng	INDONESIA	Tin
PT ATD Makmur Mandiri Jaya	INDONESIA	Tin
PT Babel Inti Perkasa	INDONESIA	Tin
PT Babel Surya Alam Lestari	INDONESIA	Tin
PT Bangka Kudai Tin	INDONESIA	Tin
PT Bangka Putra Karya	INDONESIA	Tin
PT Bangka Timah Utama Sejahtera	INDONESIA	Tin
PT Bangka Tin Industry	INDONESIA	Tin
PT Belitung Industri Sejahtera	INDONESIA	Tin
PT BilliTin Makmur Lestari	INDONESIA	Tin
PT Bukit Timah	INDONESIA	Tin
PT Citralogam	INDONESIA	Tin
PT DS Java Abada	INDONESIA	Tin
PT Eunindo Usaha Mandiri	INDONESIA	Tin
PT Fang Di MulTindo	INDONESIA	Tin
PT HP Metals Indonesia	INDONESIA	Tin
PT Indra eramulti Logam Industri	INDONESIA	Gold
PT Indra Eramulti Logam Industri	INDONESIA	Tin
PT Inti Stania Prima	INDONESIA	Tin
PT Karimun Mining	INDONESIA	Tin
PT Koba Tin	INDONESIA	Tin
PT Koba Tin	INDONESIA	Gold
PT Mitra Stania Prima	INDONESIA	Tin
PT Panca Mega Persada	INDONESIA	Tin
PT Pelat Timah Nusantara Tbk	INDONESIA	Tin
PT Prima Timah Utama	INDONESIA	Tin
PT REFINED BANGKA TIN	INDONESIA	Tin
PT Sariwiguna Binasentosa	INDONESIA	Tin
PT Seirama Tin investment	INDONESIA	Tin
PT Stanindo Inti Perkasa	INDONESIA	Tin
PT Sumber Jaya Indah	INDONESIA	Tin
PT Supra Sukses Trinusa	INDONESIA	Tin
PT Tambang Timah	INDONESIA	Gold
PT Tambang Timah	INDONESIA	Tin
PT Timah (Persero), Tbk	INDONESIA	Tin
PT Timah Nusantara	INDONESIA	Tin
PT TIMERA	INDONESIA	Tin
PT Tinindo Inter Nusa	INDONESIA	Tin
PT Tommy Utama	INDONESIA	Tin
PT Yinchendo Mining Industry	INDONESIA	Tin
PT. Supra Sukses Trinusa	INDONESIA	Tin
PT. TAMBANG TIMAH	INDONESIA	Tin
PT.DS JAYA ABADI	INDONESIA	Tin
PT.Indra Eramulti Logam Industri	INDONESIA	Tin
Public Security Bureau (PSB)	CHINA	Gold
Pure Technology	RUSSIAN FEDERATION	Tin
PX Précinox SA	SWITZERLAND	Gold
QianDao Co. ,ltd	CHINA	Tin
Qualitek delta philippines	PHILIPPINES	Tin
QuantumClean	UNITED STATES	Tantalum
Rahman Hydrulic Tin Sdn Bhd	MALAYSIA	Tin
Rand Refinery (Pty) Ltd	SOUTH AFRICA	Gold
RBT	INDONESIA	Tin
Realized the enterprise co.,ltd.	CHINA	Gold
REDRING SOLDER (M) SDN BHD	MALAYSIA	Tin
REMELT SOURCES, INC.	UNITED STATES	Tantalum
RFH Tantalum Smeltry Co., Ltd	CHINA	Tantalum
Rohm & Haas Elec. Mat'ls	SINGAPORE	Gold
Rohm & Haas R&H Europe Trading AP	GERMANY	Tin
Rohm & Hass	CHINA	Tin
Royal Canadian Mint	CANADA	Gold
RST	GERMANY	Tin
Rui Da Hung	TAIWAN	Tin
Sabin	UNITED STATES	Gold
Sabin Metal Corp.	UNITED STATES	Gold
Saganoseki Smelter & Refinery	JAPAN	Tungsten
Samatron	KOREA,	Tin
Samduck Precious Metals	KOREA, REPUBLIC OF	Gold
Samhwa non-ferrorus Metal ind.co.ltd	KOREA, REPUBLIC OF	Tin
Samtec	UNITED STATES	Tin
SAMWON METALS Corp.	KOREA, REPUBLIC OF	Gold
Sandong zhao jin bullion refinery ltd.	CHINA	Gold
Sandvik	UNITED STATES	Tungsten
Sandvik Material Technology	SWEDEN	Tungsten
Sanmenxia hang seng science and technology, research and development Co., LTD	CHINA	Gold
Saxonia Edelmetallrecycling	GERMANY	Gold
Schone Edelmetaal	NETHERLANDS	Gold
SCHOOT	GERMANY	Gold
Scotia Mocatta	HONG KONG	Gold
ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES	Gold
SD(Samdok) Metal	KOREA	Gold
SEMPSA Joyería Platería SA	SPAIN	Gold
Sendi (Japan): Kyocera Corporation	JAPAN	Tungsten
Senju Metal Industry Co Ltd	JAPAN	Gold
SENJU METAL INDUSTRY CO.,LTD.	JAPAN	Tin
Senjyu Metal Industry Co., Ltd.	JAPAN	Tin
Sewon Korea	KOREA, REPUBLIC OF	Gold
SGS BOLIVIA S.A.	BOLIVIA	Tin
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA	Tin
Shandong Gold Mining (Laizhou),China's Shangdong Gold Mining Co.,Ltd	CHINA	Gold
ShanDong Huangjin	CHINA	Gold
Shandong Tiancheng Biological Gold Industrial Co.,Ltd.	CHINA	Gold
Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	Gold
Shandong Zhaojinlifu	CHINA	Gold
Shangdong zhaoyuanzhaojin Company	CHINA	Gold
Shanghai Gold Exchange of qualified suppliers	CHINA	Gold
Shanghai Jiangxi Metals Co. Ltd	CHINA	Tantalum
ShangHai YueQiang Metal Products Co., LTD	CHINA	Tin
Shao Xing Tian Long Tin Materials Co. LTD.	CHINA	Tin
Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA	Tin
Shen Zhen Thousand Island Ltd.	CHINA	Gold
SHENMAO TECHNOLOGY INC	TAIWAN	Tin
Shenzhen blue bo industrial co. , ltd.	CHINA	Tin
SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA	Tin
Shenzhen fujun material technology co.,ltd	CHINA	Gold
Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA	Gold
Shenzhen keaixin Technology	CHINA	Tin
SHENZHEN LIANFENG HARDWARE PLASTIC CO.,LTD-TIANLIANG PLATING FACTORY?	CHINA	Gold
Shenzhen new jin spring solder products Co., LTD	CHINA	Tin
SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA	Gold
ShenZhen urban pubic bureau of China	CHINA	Gold
Shenzhen Yi Cheng Industrial	CHINA	Tin
SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN	Gold
Sichuan Metals & Materials Imp & Exp Co	CHINA	Tungsten
Sincemat Co, Ltd	CHINA	Tungsten
Singapore LME Tin	SINGAPORE	Tin
Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA	Tin
SIP	INDONESIA	Tin
SIZER METALS PTE LTD	SINGAPORE	Tin
SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA	Gold
Smelter Not Listed	INDONESIA	Tin
Smelter/Processor	HONG KONG	Gold
SMIC SENJU MALAYSIA	MALAYSIA	Tin
So Accurate Group, Inc.	UNITED STATES	Gold
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Gold
SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation	Gold
Soft Metais, Ltda.	BRAZIL	Tin
Sojitz	JAPAN	Gold
Solar	TAIWAN	Gold
Solar Applied Materials	CHINA	Gold
Solar Applied Materials Technology Corp.	TAIWAN	Gold
SOLDER COAT CO.,LTD.	JAPAN	Tin
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Tantalum
Soochow University's	CHINA	Gold
Souzhou XingRui Noble	CHINA	Gold
Standard Bank	HONG KONG	Gold
Stender Electronic Materials Co., Ltd.	CHINA	Gold
Stretti	MALAYSIA	Tin
SUMISHO MATERIALS CORP.	JAPAN	Gold
Sumitomo	CANADA	Tungsten
Sumitomo	CHINA	Tungsten
Sumitomo Metal Mining Co., Ltd.	JAPAN	Gold
Sumitomo Metal Mining Co., Ltd.	JAPAN	Tantalum
Sumitomo Metal Mining Co., Ltd.	JAPAN	Tungsten
Sumitomo Metal Mining Co., Ltd.	PERU	Gold
SUN SURFACE TECHNOLOGY CO.,LTD	CHINA	Tin
Sunaga Tungsten	JAPAN	Tungsten
Sundwigger Messingwerk	GERMANY	Tin
Suzhou HuaFu precious metals manufacturing Co., LTD	CHINA	Gold
Suzhou Xingrui Noble	CHINA	Gold
Suzhou Xingrui Noble	CHINA	Gold
Suzuki Kikinzoku Kako K.K.	JAPAN	Gold
Sylham	UNITED STATES	Tungsten
Taboca/Paranapanema	BRAZIL	Tin
Taegutec	KOREA, REPUBLIC OF	Tungsten
Taicang City Nancang Metal Meterial Co.,Ltd	CHINA	Tin
Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA	Tungsten
Taizhou Chang San Jiao Electric Company	CHINA	Gold
Taki Chemicals	JAPAN	Tantalum
Talison Minerals Pty Ltd	AUSTRALIA	Tantalum
Talley Metals	UNITED STATES	Tantalum
Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN	Tungsten
Tamura	JAPAN	Tin
Tanaka Electronics	CHINA	Gold
Tanaka Kikinzoku Kogyo K.K.	JAPAN	Gold
Tanaka Kikinzoku kogyo K.K.	JAPAN	Tin
Tantalite Resources	SOUTH AFRICA	Tantalum
TCC steel	KOREA, REPUBLIC OF	Tin
TDK	JAPAN	Tin
Technic Inc	UNITED STATES	Gold
Tejing (Vietnam) Tungsten Co Ltd	VIET NAM	Tungsten
Tejing (Vietnam) Tungsten Co Ltd	VIETNAM	Tantalum
Tejing Tungsten	VIETNAM	Tungsten
Telex	UNITED STATES	Tantalum
TENNANT METAL PTY LTD.	AUSTRALIA	Tin
Thai Sarco	THAILAND	Tin
Thai Solder Industry Corp.,Ltd.	THAILAND	Tin
Thaisarco	MALAYSIA	Tin
Thaisarco	THAILAND	Tin
The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA	Gold
The Great Wall Gold and Silver Refinery of China	CHINA	Gold
The Hutti Gold Company	INDIA	Gold
The Miller Company	UNITED STATES	Tin
The Refinery of Shandong Gold Mining Co. Ltd	CHINA	Gold
THYSSENKRUPP VDM USA, INC	UNITED STATES	Tantalum
TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA	Tin
Tim Plating Gejiu	CHINA	Tin
TIMA	INDONESIA	Tin
TIMAH	CHINA	Tin
Timah Company	INDONESIA	Gold
Tin Products Manufacturing Co. Ltd.	CHINA	Tin
Tokuriki Honten (Stock)	JAPAN	Gold
Tokuriki Honten Co., Ltd	JAPAN	Gold
Tokuriki Tokyo Melters Assayers	JAPAN	Gold
Tong Ding Metal Materials Co., Ltd.	CHINA	Tin
TongLing Nonferrous Metals Group Holdings Co.,Ltd	CHINA	Gold
Torecom	KOREA, REPUBLIC OF	Gold
Torecom	KOREA, REPUBLIC OF	Tantalum
Tosoh	JAPAN	Tungsten
Tosoh	UNITED STATES	Tungsten
Toyo Smelter & Refinery, Japan	Japan	Gold
Trafilerie Carlo Gnutti S.p.A.	ITALY	Tin
Traxys	FRANCE	Tin
Triumph Northwest	UNITED STATES	Tungsten
TYCO	UNITED STATES	Tin
UBS AG	SWITZERLAND	Gold
Ulba	KAZAKHSTAN	Tantalum
ULVAC, Inc.	JAPAN	Tungsten
Umicore Brasil Ltda	BRAZIL	Gold
Umicore Galvanotechnik GmbH	GERMANY	Gold
Umicore Haboken	BELGIUM	Tin
Umicore Precious Metals Thailand	THAILAND	Gold
Umicore SA Business Unit Precious Metals Refining	BELGIUM	Gold
Uniforce Metal Industrial Corp.	HONG KONG	Gold
Uniforce Metal Industrial Corp.	INDONESIA	Tin
UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN	Tin
Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA	Tin
Unit Timah Kundur PT Tambang	INDONESIA	Tin
United Precious Metal Refining, Inc.	UNITED STATES	Gold
UNITED REFINING	UNITED STATES	Gold
Univertical International (Suzhou) Co., Ltd	CHINA	Tin
UYEMURA	UNITED STATES	Gold
Valcambi SA	SWITZERLAND	Gold
Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM	Tungsten
Vishay Intertechnology	CHINA	Tin
VISHAY TANTALUM	PANAMA	Tantalum
Voss Metals Company, Inc.	UNITED STATES	Tungsten
W.C. Heraeus GmbH	GERMANY	Gold
WALSIN	TAIWAN	Tin
WAM Technologies Taiwan Co.,Ltd.,	TAIWAN	Gold
WAM Technologies Taiwan Co.,Ltd.,	TAIWAN	Tantalum
WC Heraeus Hanau	GERMANY	Tin
Well-Lin Enterprise Co Ltd	TAIWAN	Tin
Western Australian Mint	AUSTRALIA	Gold
Western Australian Mint trading as The Perth Mint	AUSTRALIA	Gold
Westfalenzinn	GERMANY	Tin
Westfalenzinn J. Josh KG	GERMANY	Tin
Westmetall GmbH & Co. KG	GERMANY	Tin
White Solder Metalurgia	BRAZIL	Tin
White Solder Metalurgia e Mineração Ltda.	BRAZIL	Tin
Wieland AG	GERMANY	Tin
WIELAND METALS SHANGHAI LTD.	CHINA	Gold
Wilhelm Westmetall, Germany	GERMANY	Tin
Williams Brewster	USA	Tungsten
Williams Bufalo	USA	Gold
WILLIAMS GOLD REFINING CO INC	UNITED STATES	Gold
WILLIAMS GOLD REFINING COMPANY	CANADA	Gold
Wind Yunnan Nonferrous Metals Co.,Ltd.	CHINA	Tin
Wolfram Bergbau und Hütten AG	AUSTRIA	Tungsten
Wolfram Company CJSC	RUSSIAN FEDERATION	Tantalum
Wolfram Company CJSC	RUSSIAN FEDERATION	Tungsten
WOLFRAM INDUSTRIE mbH	GERMANY	Tungsten
Wort Wayne Wire Die	UNITED STATES	Tungsten
W-Si Target material		Tungsten
Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA	Tin
Wuxi Lantronic Electronic Co Ltd	CHINA	Tin
Wuxi Middle Treasure Materials	CHINA	Gold
WUXI YUNXI SANYE SOLDER FACTORY	CHINA	Tin
Xia Yi metal industry (unit) co. , ltd.	CHINA	Tin
Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA	Gold
Xiamen Golden Egret Special Alloy Co. Ltd.,	CHINA	Tungsten
Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA	Tungsten
Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	CHINA	Gold
Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Tungsten
Xiamen Tungsten Co., Ltd	CHINA	Tungsten
Xiamen Tungsten Co., Ltd.	CHINA	Tantalum
XiHai	CHINA	Tin
XIN WANG copper smelter	CHINA	Tin
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Tungsten
Xstrata,Xstrata Corporation,Canadian Copper Refinery	CANADA	Gold
YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN	Gold
Yano Metal	JAPAN	Tantalum
Yantai the country large Safina high-tech environmental Refinery Co. Ltd.	CHINA	Gold
Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA	Gold
Ye Chiu Metal Recycling (China) Ltd.	CHINA	Tin
Ye Chiu Metal Smelting Sdn.Bhd	MALAYSIA	Tin
Yichun Jin Yang Rare Metal Co., Ltd	CHINA	Tantalum
Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA	Tin
Yokohama Metal Co Ltd	JAPAN	Gold
Yoo Chang Metal	KOREA, REPUBLIC OF	Gold
YTMM	CHINA	Tin
Yun Seok-group	CHINA	Tin
Yun Xi	CHINA	Tin
Yun'an Dian'xi Tin Mine	CHINA	Tin
Yunan Tin Products Manufacturing Co.,LTD.OF YTCL	CHINA	Tin
Yunnan Chengfeng Non-Ferrous Metals Co Ltd	CHINA	Tin
Yunnan Chengo Electric Smelting Plant	CHINA	Tin
Yunnan Copper Industry Co Ltd	CHINA	Gold
Yunnan metallurgical group co. , ltd.	CHINA	Tin
Yunnan Metallurgical Group Co., Ltd	CHINA	Gold
Yunnan Tin	CHINA	Tin
Yunnan Tin Company Limited	CHINA	Gold
Yunnan Tin Company Limited	CHINA	Tin
Yunnan, China Rare Metal Materials Company	CHINA	Tin
Yuntinic Chemical GmbH	CHINA	Tin
YunXi	CHINA	Tin
YunXi	GERMANY	Tin
Yun'xin Non-ferrous Electroanalysis Ltd.	CHINA	Tin
Yutinic Reousrces	UNITED STATES	Tin
ZCCC,Zhuzhou Cemented Carbide,Zhuzhou,Zhuzhou Cemented Carbide Works Imp. & Exp. Co.,Chenzhou Diamond Tungsten Products Co. Ltd.	CHINA	Tungsten
Zhangyuan Tungsten Co Ltd	CHINA	Tungsten
Zhangzhou Macro Real Non-Ferrous Metals	CHINA	Tin
Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA	Tin
Zhao Yuan Jin Kuang	CHINA	Gold
Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA	Gold
Zhaojin Gold Argentine Refining Company Limited	CHINA	Gold
Zhaojin Group&Gold Mineral China Co., Ltd.	CHINA	Gold
Zhaojin Kanfort Precious Metals Incorporated Company	CHINA	Gold
Zhaojin Mining Industry Co., Ltd.	CHINA	Gold
Zhaojin refining	CHINA	Gold
Zhaojin Zhaoyuan	CHINA	Gold
Zhaoyuan City, Shandong Province	CHINA	Gold
Zhaoyuan gold smelting co., LTD	CHINA	Gold
Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA	Gold
ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA	Tin
Zhongkuang Gold Industry Limited Company	CHINA	Gold
Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA	Gold
ZHONGSHAN TIN-KING CO., LTD.	CHINA	Tin
ZhongShi	CHINA	Tin
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Gold
Zhuhai Hongsheng Stannous Solder Manufacture Co,.Ltd	CHINA	Tin
Zhuhai Horyison Solder Co.,Ltd	CHINA	Tin
Zhuzhou Cement Carbide	CHINA	Tantalum
Zhuzhou Cemented Carbide Group Co Ltd	CHINA	Tungsten
Zhuzhou,Zhuzhou Cemented Carbide Works Import and Export Co.	CHINA	Tantalum
Zi Jin Copper	CHINA	Tin
Zijin Kuang Ye Refinery	CHINA	Gold
Zijin Mining Group Co. Ltd	CHINA	Gold
Zuhai Horyison Solder Co.,Ltd.	CHINA	Tin

Caution Concerning Forward-Looking Statements

Certain statements in this report may be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “future,” “plans,” and “intends,” and similar expressions are used to identify these forward-looking statements.  Examples of forward-looking statements include statements relating to our future plans, and any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. Risks that may cause these forward-looking statements to be inaccurate include: failure to carry out these plans in a timely manner or at all; lack of cooperation or progress by our suppliers, their respective suppliers and smelters; or lack of progress by smelter or refiner validation programs for conflict minerals (including the possibility of inaccurate information, fraud and other irregularities). These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict.  Actual outcomes and results may differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made and we undertake no obligation to update or revise any forward-looking statement, except as required by federal securities laws.